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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: MAY 16, 2001


                         COMMISSION FILE NUMBER 1-12202


                         NORTHERN BORDER PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                DELAWARE                                  93-1120873
     (STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)                 IDENTIFICATION NUMBER)



            ENRON BUILDING
           1400 SMITH STREET
            HOUSTON, TEXAS                                   77002
         (ADDRESS OF PRINCIPAL                             (ZIP CODE)
           EXECUTIVE OFFICES)


                                 (713) 853-6161
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)
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ITEM 5.  OTHER EVENTS

                         PUBLIC OFFERING OF COMMON UNITS

         Northern Border Partners, L.P. (the "Partnership") is filing this Current Report on Form 8-K in connection with the public offering (the "Offering") of 4,455,218 common units representing limited partner interests in the Partnership by the Partnership and Northwest Border Pipeline Company (the "Selling Unitholder"), and up to 668,282 additional common units by the Selling Unitholder pursuant to an over-allotment option granted to the underwriters. The Offering of such common units is under the Partnership's shelf registration statements on Form S-3 (Registration Nos. 333-40601, 333-72323 and 333-72351) (the "Registration Statements"), as supplemented by the Prospectus Supplement dated May 16, 2001 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933. The Underwriting Agreement dated May 16, 2001 among the Partnership, Northern Border Intermediate Limited Partnership, Northwest Border Pipeline Company, Salomon Smith Barney Inc., Banc of America Securities LLC, UBS Warburg LLC, A.G. Edwards & Sons, Inc., Dain Rauscher Incorporated and First Union Securities, Inc. and the opinion of Vinson & Elkins L.L.P. attached as exhibits hereto relate to the Offering and are being filed as exhibits hereto in lieu of filing them as exhibits to the Registration Statements by means of a post-effective amendment thereto. Instead, upon filing, this Current Report on Form 8-K is incorporated by reference into the Registration Statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)    EXHIBITS

                1   --   Underwriting Agreement dated May 16, 2001 among
                         Northern Border Partners, L.P., Northern Border
                         Intermediate Limited Partnership, Northwest Border
                         Pipeline Company, Salomon Smith Barney Inc., Banc of
                         America Securities LLC, UBS Warburg LLC, A.G. Edwards &
                         Sons, Inc., Dain Rauscher Incorporated and First Union
                         Securities, Inc.

                8   --   Opinion of Vinson & Elkins L.L.P. as to certain tax
                         matters.

                23  --   Consent of Vinson & Elkins L.L.P. (included in
                         Exhibit 8).

                                        1
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTHERN BORDER PARTNERS, L.P.
                                       (A Delaware Limited Partnership)

                                       By: /s/ Jerry L. Peters
                                          --------------------------------------
                                          Jerry L. Peters
                                          Chief Financial and Accounting Officer

Date: May 16, 2001
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                                  EXHIBIT INDEX


Exhibit No.
-----------

     1         --        Underwriting Agreement dated May 16, 2001 among
                         Northern Border Partners, L.P., Northern Border
                         Intermediate Limited Partnership, Northwest Border
                         Pipeline Company, Salomon Smith Barney Inc., Banc of
                         America Securities LLC, UBS Warburg LLC, A.G. Edwards &
                         Sons, Inc., Dain Rauscher Incorporated and First Union
                         Securities, Inc.

     8         --        Opinion of Vinson & Elkins L.L.P. as to certain tax
                         matters.

     23        --        Consent of Vinson & Elkins L.L.P. (included in
                         Exhibit 8).